                                                                               .
                                                                               .
                                                                               .

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003

I.  RECONCILIATION OF COLLECTION ACCOUNT:

 End of Period Collection Account Balance as of Prior Payment Date:                                                    483,102.89
 Available Funds:
           Contract Payments due and received in this period                                                         2,776,266.39
           Contract Payments due in prior period(s) and received in this period                                        222,013.38
           Contract Payments received in this period for next period                                                    60,546.34
           Sales, Use and Property Tax, Maintenance, Late Charges                                                       82,948.15
           Prepayment Amounts related to early termination in this period                                              967,039.07
           Servicer Advance                                                                                            383,105.49
           Proceeds received from recoveries on previously Defaulted Contracts                                               0.00
           Transfer from Reserve Account                                                                                 2,391.38
           Interest earned on Collection Account                                                                         2,499.08
           Interest earned on Affiliated Account                                                                            97.59
           Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                       0.00
           Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
           contract < Predecessor contract)                                                                                  0.00
           Amounts paid under insurance policies                                                                             0.00
           Any other amounts                                                                                                 0.00

                                                                                                                    -------------
 Total Available Funds                                                                                               4,980,009.76
 Less: Amounts to be Retained in Collection Account                                                                    386,468.27
                                                                                                                    -------------
 AMOUNT TO BE DISTRIBUTED                                                                                            4,593,541.49
                                                                                                                    =============


 DISTRIBUTION OF FUNDS:
           1.     To Trustee -  Fees                                                                                         0.00
           2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                           222,013.38
           3.     To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                         a) Class A1 Principal and Interest                                                                  0.00
                         a) Class A2 Principal (distributed after A1 Note matures) and Interest                              0.00
                         a) Class A3 Principal (distributed after A2 Note matures) and Interest                              0.00
                         a) Class A4 Principal (distributed after A3 Note matures) and Interest                      3,737,363.62
                         b) Class B Principal and Interest                                                              63,783.67
                         c) Class C Principal and Interest                                                             127,905.33
                         d) Class D Principal and Interest                                                              86,253.76
                         e) Class E Principal and Interest                                                             111,957.43

           4.     To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    0.00
           5.     To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                         a) Residual Interest (Provided no Restricting or Amortization Event in effect)                 14,044.37
                         b) Residual Principal (Provided no Restricting or Amortization Event in effect)               113,607.29
                         c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)       2,391.38
           6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts            85,544.82
           7.     To Servicer, Servicing Fee and other Servicing Compensations                                          28,676.44
                                                                                                                    -------------
 TOTAL FUNDS DISTRIBUTED                                                                                             4,593,541.49
                                                                                                                    =============

                                                                                                                    -------------
 End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}            386,468.27
                                                                                                                    =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                   $2,702,437.25
            - Add Investment Earnings                                                                                    2,391.38
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                 0.00
            - Less Distribution to Certificate Account                                                                   2,391.38
                                                                                                                    -------------
End of period balance                                                                                               $2,702,437.25
                                                                                                                    =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $2,702,437.25
                                                                                                                    =============

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                      Pool A                                                            55,598,922.38
                      Pool B                                                            11,694,657.20
                                                                                        -------------
                                                                                                          67,293,579.58
Class A Overdue Interest, if any                                                                 0.00
Class A Monthly Interest - Pool A                                                          334,520.18
Class A Monthly Interest - Pool B                                                           70,362.85

Class A Overdue Principal, if any                                                                0.00
Class A Monthly Principal - Pool A                                                       2,715,527.70
Class A Monthly Principal - Pool B                                                         616,952.89
                                                                                        -------------
                                                                                                           3,332,480.59
Ending Principal Balance of the Class A Notes
                      Pool A                                                            52,883,394.68
                      Pool B                                                            11,077,704.31
                                                                                        -------------
                                                                                                          -------------
                                                                                                          63,961,098.99
                                                                                                          =============


Interest Paid Per $1,000              Principal Paid Per $1,000                     Ending Principal
Original Face $237,814,000            Original Face $237,814,000                    Balance Factor
--------------------------            --------------------------                    --------------
      $ 1.702520                             $ 14.012971                               26.895430%

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                      Class A1                                                                   0.00
                      Class A2                                                                   0.00
                      Class A3                                                                   0.00
                      Class A4                                                          67,293,579.58

                                                                                        -------------

Class A Monthly Interest                                                                                  67,293,579.58
                      Class A1 (Actual Number Days/360)                                          0.00
                      Class A2                                                                   0.00
                      Class A3                                                                   0.00
                      Class A4                                                             404,883.03

                                                                                        -------------

Class A Monthly Principal
                      Class A1                                                                   0.00
                      Class A2                                                                   0.00
                      Class A3                                                                   0.00
                      Class A4                                                           3,332,480.59

                                                                                        -------------
                                                                                                           3,332,480.59
Ending Principal Balance of the Class A Notes
                      Class A1                                                                   0.00
                      Class A2                                                                   0.00
                      Class A3                                                                   0.00
                      Class A4                                                          63,961,098.99

                                                                                        -------------
                                                                                                          -------------
                                                                                                          63,961,098.99
                                                                                                          =============

Class A4

Interest Paid Per $1,000              Principal Paid Per $1,000                     Ending Principal
Original Face $99,051,000             Original Face $99,051,000                     Balance Factor
-------------------------             -------------------------                     --------------
       $ 4.087622                             $ 33.644088                               64.573905%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes
                                   Pool A                                                 947,984.05
                                   Pool B                                                 199,417.88
                                                                                        ------------
                                                                                                             1,147,401.93

         Class B Overdue Interest, if any                                                       0.00
         Class B Monthly Interest - Pool A                                                  5,766.90
         Class B Monthly Interest - Pool B                                                  1,213.13
         Class B Overdue Principal, if any                                                      0.00
         Class B Monthly Principal - Pool A                                                46,287.40
         Class B Monthly Principal - Pool B                                                10,516.24
                                                                                        ------------
                                                                                                                56,803.64
         Ending Principal Balance of the Class B Notes
                                   Pool A                                                 901,696.65
                                   Pool B                                                 188,901.64
                                                                                        ------------
                                                                                                          ---------------
                                                                                                             1,090,598.29
                                                                                                          ===============

         Interest Paid Per $1,000          Principal Paid Per $1,000               Ending Principal
         Original Face $4,054,000          Original Face $4,054,000                Balance Factor
         ------------------------          ------------------------                --------------
                $ 1.721764                        $ 14.011751                        26.901783%

VI. CLASS C NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class C Notes
                                   Pool A                                               1,895,187.06
                                   Pool B                                                 398,616.81
                                                                                        ------------
                                                                                                             2,293,803.87

         Class C Overdue Interest, if any                                                       0.00
         Class C Monthly Interest - Pool A                                                 11,813.33
         Class C Monthly Interest - Pool B                                                  2,484.71
         Class C Overdue Principal, if any                                                      0.00
         Class C Monthly Principal - Pool A                                                92,574.81
         Class C Monthly Principal - Pool B                                                21,032.48
                                                                                        ------------
                                                                                                               113,607.29
         Ending Principal Balance of the Class C Notes
                                   Pool A                                               1,802,612.25
                                   Pool B                                                 377,584.33
                                                                                        ------------
                                                                                                          ---------------
                                                                                                             2,180,196.58
                                                                                                          ===============

         Interest Paid Per $1,000          Principal Paid Per $1,000               Ending Principal
         Original Face $8,107,000          Original Face $8,107,000                Balance Factor
                $ 1.763666                           $ 14.013481                     26.892766%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                                   Pool A                                                 1,263,718.35
                                   Pool B                                                   265,817.56
                                                                                         -------------
                                                                                                              1,529,535.91

         Class D Overdue Interest, if any                                                         0.00
         Class D Monthly Interest - Pool A                                                    8,688.06
         Class D Monthly Interest - Pool B                                                    1,827.50
         Class D Overdue Principal, if any                                                        0.00
         Class D Monthly Principal - Pool A                                                  61,716.54
         Class D Monthly Principal - Pool B                                                  14,021.66
                                                                                         -------------
                                                                                                                 75,738.20
         Ending Principal Balance of the Class D Notes
                                   Pool A                                                 1,202,001.81
                                   Pool B                                                   251,795.90
                                                                                         -------------
                                                                                                            --------------
                                                                                                              1,453,797.71
                                                                                                            ==============

         Interest Paid Per $1,000          Principal Paid Per $1,000               Ending Principal
         Original Face $5,405,000          Original Face $5,405,000                Balance Factor
         ------------------------          ------------------------                --------------
                $ 1.945525                        $ 14.012618                         26.897275%

VIII. CLASS E NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class E Notes
                                   Pool A                                                 1,579,452.76
                                   Pool B                                                   332,217.15
                                                                                         -------------
                                                                                                              1,911,669.91

         Class E Overdue Interest, if any                                                         0.00
         Class E Monthly Interest - Pool A                                                   14,280.89
         Class E Monthly Interest - Pool B                                                    3,003.80
         Class E Overdue Principal, if any                                                        0.00
         Class E Monthly Principal - Pool A                                                  77,145.67
         Class E Monthly Principal - Pool B                                                  17,527.07
                                                                                         -------------
                                                                                                                 94,672.74
         Ending Principal Balance of the Class E Notes
                                   Pool A                                                 1,502,307.09
                                   Pool B                                                   314,690.08
                                                                                         -------------
                                                                                                            --------------
                                                                                                              1,816,997.17
                                                                                                            ==============

         Interest Paid Per $1,000          Principal Paid Per $1,000               Ending Principal
         Original Face $6,756,000          Original Face $6,756,000                Balance Factor
         ------------------------          ------------------------                --------------
                $ 2.558421                        $ 14.013135                         26.894570%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003

IX.ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                                   Pool A                                                1,895,753.06
                                   Pool B                                                  398,775.51
                                                                                         ------------
                                                                                                                  2,294,528.57

         Residual Interest - Pool A                                                         11,603.72
         Residual Interest - Pool B                                                          2,440.65
         Residual Principal - Pool A                                                        92,574.81
         Residual Principal - Pool B                                                        21,032.48
                                                                                         ------------
                                                                                                                    113,607.29
         Ending Residual Principal Balance
                                   Pool A                                                1,803,178.25
                                   Pool B                                                  377,743.03
                                                                                         ------------
                                                                                                                  ------------
                                                                                                                  2,180,921.28
                                                                                                                  ============

X.PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                                           28,676.44
          - Servicer Advances reimbursement                                                                         222,013.38
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                          85,544.82
                                                                                                                  ------------
         Total amounts due to Servicer                                                                              336,234.64
                                                                                                                  ============

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                             63,181,017.61

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                               0.00

  Decline in Aggregate Discounted Contract Balance                                                           3,085,826.93

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          -------------
     ending of the related Collection Period                                                                60,095,190.68
                                                                                                            =============
  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                        2,103,064.25

      - Principal portion of Prepayment Amounts                                                982,762.68

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                  0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                       0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                0.00

                                                                                             ------------
                                Total Decline in Aggregate Discounted Contract Balance       3,085,826.93
                                                                                             ============

POOL B


 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    beginning of the related Collection Period                                                             13,289,502.08

 Aggregate Discounted Contract Balance of Additional Contracts acquired during
    Collection Period                                                                                               0.00

 Decline in Aggregate Discounted Contract Balance                                                             701,082.83

 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                          -------------
    ending of the related Collection Period                                                                12,588,419.25
                                                                                                           =============
 Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                          670,271.88

     - Principal portion of Prepayment Amounts                                                 30,810.95

     - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                  0.00

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                       0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                                0.00

                                                                                            ------------
                               Total Decline in Aggregate Discounted Contract Balance         701,082.83
                                                                                            ============

                                                                                                           -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                          72,683,609.93
                                                                                                           =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

  POOL A                                                                                             Predecessor
                                                                Discounted        Predecessor        Discounted
  Lease #    Lessee Name                                        Present Value     Lease #            Present Value
  --------   --------------------------------                   ---------------   --------------     ------------------
  3024-003   RADNET MANAGEMENT II, INC.                          $1,289,113.68    1667-003             $1,466,069.44
             CASH                                                  $176,955.76
  1743-004   HYPERBARIC MANAGEMENT SYS                           $1,539,883.34    2425-001             $1,890,612.33
  3221-001   TOTAL IMAGING OF SUN CITY, LLC                      $1,496,892.51    2427-001             $1,194,070.97
  3307-001   OPEN MRI OHIO 2 VENTURES, LLC                       $1,181,820.77    917-503                $644,152.99
  3323-003   OPEN MRI OHIO 1 VENTURES, LLC                       $1,162,123.59    1004-503                $77,559.49
                                                                                  1048-501               $896,884.04
                                                                                  1049-504               $644,152.99
                                                                                  1050-504                $85,901.56

                                                                --------------                       ---------------
                                                      Totals:    $6,846,789.65                         $6,899,403.81

  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                             $6,899,403.81
  b) ADCB OF POOL A AT CLOSING DATE                                                                  $211,061,551.13
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02  $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                         YES     NO   X
                                                          ----    ------

  POOL B                                                                                             Predecessor
                                                              Discounted          Predecessor        Discounted
  Lease #    Lessee Name                                      Present Value       Lease #            Present Value
  -------    --------------------------------                 --------------      --------------     ----------------
             NONE


                                                              -------------                          ---------------
                                                    Totals:           $0.00                                    $0.00


  a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                   $59,182,173.57
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                               0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                        YES      NO   X
                                                         ----     ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

  POOL A - NON-PERFORMING                                                                                         Predecessor
                                                                      Discounted               Predecessor        Discounted
  Lease #       Lessee Name                                           Present Value            Lease #            Present Value
  ---------     ------------------------------------                  ---------------          --------------     -----------------
  2841-001      Medical Imaging Co. Inc.                                1,121,500.51           2207-001               $551,274.29
  2004383-1     Robert Wood Johnson University                            512,828.61           2207-002             $1,160,782.50
  2005209-2     Memorial Regional Medical Center                          252,655.70           2207-003               $181,136.33
                Cash                                                        6,208.31
  2875-007      MRI of River North, Inc. et al.                         1,629,015.55           2337-001             $1,215,773.70
  3024-003      Radnet Management II, Inc.                              1,495,882.60           4283-401               $286,487.54
                                                                                               2314-002             $1,209,395.06
  3718-005      USD Dayton Inc., & USD Dayton Holding                   1,711,481.42           1969-003             $1,251,411.72
                                                                                               1954-002               $221,077.49
                                                                                               1954-003                $74,796.06
                                                                                               1095-501               $209,827.19
                                                                      ---------------                             ---------------
                                                            Totals:    $6,729,572.70                                $6,361,961.88

  a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                   $6,361,961.88
  b) ADCB OF POOL A AT CLOSING DATE                                                                               $211,061,551.13
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                          3.01%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                       YES    NO X
                                                       -----   -----

  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                   Predecessor
                                                                       Discounted              Predecessor        Discounted
  Lease #       Lessee Name                                            Present Value           Lease #            Present Value
  -------       ---------------------------------                      --------------          ---------------    -----------------
                None


                                                                       -------------                               ----------------
                                                     Totals:                   $0.00                                          $0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                                $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                                  $59,182,173.57
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                         $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                          $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                     YES    NO  X
                                                     -----   ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                              TOTAL OUTSTANDING CONTRACTS
   This Month                                           1,077,020.33           This Month                         72,683,609.93
   1 Month Prior                                        1,654,247.85           1 Month Prior                      76,470,519.69
   2 Months Prior                                       1,751,143.57           2 Months Prior                     79,351,652.74

   Total                                                4,482,411.75           Total                             228,505,782.36

   a) 3 MONTH AVERAGE                                   1,494,137.25           b) 3 MONTH AVERAGE                 76,168,594.12

   c) a/b                                                      1.96%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                      Yes                  No           X
                                                                                          -----------------     ------------------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                              Yes                  No           X
                                                                                          -----------------     ------------------
   B. An Indenture Event of Default has occurred and is then continuing?              Yes                  No           X
                                                                                          -----------------     ------------------

4. Has a Servicer Event of Default occurred?                                          Yes                  No           X
                                                                                          -----------------     ------------------

5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                   Yes                  No           X
                                                                                          -----------------     ------------------
   B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                           Yes                  No           X
                                                                                          -----------------     ------------------
   C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADCB on the Closing Date?            Yes                  No           X
                                                                                          -----------------     ------------------

6. Aggregate Discounted Contract Balance at Closing Date                          Balance $270,243,724.70
                                                                                          -----------------


   DELINQUENT LEASE SUMMARY

                   Days Past Due                              Current Pool Balance                                     # Leases
                   -------------                              --------------------                                     --------
                         31 - 60                                      2,579,121.47                                           30
                         61 - 90                                        137,743.05                                           10
                        91 - 180                                      1,077,020.33                                           10

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization